UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2023

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1359 Broadway, Suite 801
New York, New York 10018
(Address of principal executive offices) (Zip Code)
(212) 433-3791
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 6, 2023, Zentalis Pharmaceuticals, Inc. (the “Company”) issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference. In addition, beginning on June 6, 2023, spokespersons for the Company plan to present the information in the Corporate Presentation and Investor Presentation furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report and each incorporated herein by reference at conferences and in meetings with investors and analysts.

The information contained in Item 7.01 of this Current Report (including Exhibits 99.1, 99.2 and 99.3 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On June 6, 2023, the Company announced the monotherapy recommended Phase 2 dose (“RP2D”) for azenosertib, the Company’s potentially first-in-class WEE1 inhibitor. Based on encouraging Phase 1 dose optimization clinical data, the RP2D for azenosertib as a monotherapy is 400 mg daily (“QD”) on a five days on, two days off (“5:2”) weekly administration schedule.

As of April 24, 2023, a total of 127 heavily pretreated patients with advanced solid tumors were treated with monotherapy azenosertib at doses ≥ 300 mg at either continuous daily dosing or intermittent weekly administration schedules. Across all tumor types, 74 patients were treated with continuous dosing schedules and 53 patients were treated with intermittent dosing schedules.

•As of June 2, 2023, the confirmed objective response rate (“ORR”) was 36.8% (7/19) in the combined ovarian cancer and uterine serous carcinoma (“USC”) subgroups who received an intermittent dosing schedule, versus 19.2% (5/26) in those who received a continuous dosing schedule.
•Steady state exposure, as measured by AUC0-24, more than doubled at the new intermittent RP2D, compared to AUC observed at 300 mg QD with continuous administration.
•Intermittent dosing maintained azenosertib safety and improved tolerability as compared to continuous dosing. Gastrointestinal, fatigue, and hematologic Grade 3 and 4 treatment-related adverse events (“TRAEs”) were comparable or favorable versus continuous dosing. No discontinuations due to TRAEs were observed in the intermittent cohorts.

The Company is currently enrolling patients at the new RP2D in three ongoing Phase 2 trials evaluating monotherapy azenosertib in the following patient populations:
•Cyclin E1+, platinum-resistant high-grade serous ovarian cancer;
•USC; and
•PARP inhibitor-resistant and platinum-resistant ovarian cancer (new cohort of ongoing study).

The Company plans to update efficacy data from its Phase 1 monotherapy dose optimization study and provide program timeline updates for these three azenosertib Phase 2 monotherapy trials currently enrolling patients at the RP2D in the second half of 2023. In addition, the Company believes azenosertib has potential applicability in a broad array of tumor types, including non-gynecological malignancies.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report regarding the Company's strategy, plans, prospects, expectations, beliefs, intentions and goals are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the Company’s plan to provide clinical data and program timeline updates, and the timing thereof; the potential for azenosertib to be first-in-class; the Company's plans to enroll patients in ongoing Phase 2 trials; and the potential applicability of azenosertib in a broad array of tumor types, including non-gynecological malignancies. The terms “believe,” “intend,” “plan,” “potential,” “will” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s limited operating history, which may make it difficult to evaluate the Company’s current business and predict the Company’s future success and viability; the Company has and expects to continue to incur significant losses; the Company’s need for additional funding, which may not be available; the Company’s plans, including the costs thereof, of development of any companion diagnostics; the Company’s substantial dependence on the success of its lead product candidates; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; the Company’s product candidates may cause serious adverse side effects; inability to maintain collaborations, or the failure of these collaborations; the Company’s reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; the Company’s ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; significant costs as a result of operating as a public company; and the other important factors discussed under the caption “Risk Factors” in the Company’s most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (“SEC”) and the Company’s other filings with the SEC. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report, and the Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this Current Report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following Exhibits 99.1, 99.2 and 99.3 relating to Item 7.01 shall be deemed to be furnished, and not filed:

ExhibitNo.	Description

99.1	Press Release issued on June 6, 2023
99.2	Corporate Presentation, dated June 6, 2023
99.3	Investor Presentation, dated June 6, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: June 6, 2023	By:	/s/ Melissa Epperly
Melissa Epperly
Chief Financial Officer